EXHIBIT 10.13A

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT AND NOTES (the “Amendment”), is made on September 14, 2020, by and among MEDMEN ENTERPRISES INC., a company incorporated under the laws of the Province of British Columbia (the “Company”), MM CAN USA, INC., a California corporation (“Holdings” and, with the Company, collectively, the “Borrowers”, and each a “Borrower”), each other Credit Party party hereto, the Purchasers signatory hereto (together with their successors and assigns as permitted under the Amended Purchase Agreement, collectively, the “Purchasers”, and each is a “Purchaser”), and Gotham Green Admin 1, LLC, a Delaware limited liability company (the “Collateral Agent”).

RECITALS:

A. The Borrowers, the other Credit Parties, Purchasers and the Collateral Agent entered into a Second Amended and Restated Securities Purchase Agreement on July 2, 2020 (the “Existing Purchase Agreement”).

B. Certain Purchasers desire to purchase Incremental Notes, Incremental Warrants and Incremental Replacement Warrants in accordance with the provisions in the Existing Purchase Agreement regarding Incremental Advances, and the Borrowers and Company, respectively desire to accept new Incremental Advances from such Purchasers and issue Incremental Notes, Incremental Warrants and Incremental Replacement Warrants, respectively, in accordance with the terms of the Existing Purchase Agreement as amended by this Amendment.

C. The Borrowers and each Purchaser desire to amend the Existing Purchase Agreement as set forth herein.

AGREEMENTS:

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Defined Terms. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed thereto in the Existing Purchase Agreement, as amended by this Amendment (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”).

2. Amendments to Amended Purchase Agreement. The Existing Purchase Agreement is hereby amended as follows:

(a) The following definitions are hereby added to Section 1.1 in alphabetical order:

“First Amendment to Second Amended and Restated SPA” means the First Amendment to Second Amended and Restated Securities Purchase Agreement dated as of the First Amendment Effective Date, by and among the Company, the Borrowers, the other Credit Parties, the Purchasers and the Collateral Agent.

“First Amendment Effective Date” means September 14, 2020.

1

(b) The definition of “Minimum Liquidity Amount” in Section 1.1 is deleted and replaced with the following:

“Minimum Liquidity Amount” means, for the period beginning January 1, 2021 and ending March 31, 2021, $5,000,000; for the period beginning April 1, 2021 and ending December 31, 2021, $7,500,000; and at all times thereafter, $15,000,000.

(c) The last paragraph of Section 2.2(f) is hereby deleted and replaced with the following:

“As of the Second Restatement Closing Date, the parties agreed that the Commitment Period expired on June 25, 2020. The parties subsequently agreed in connection with the First Amendment to Second Amended and Restated SPA that the Commitment Period be opened and extended to, and expire on, the First Amendment Effective Date. Schedule 1.1(d) has been updated as of the First Amendment Effective Date to reflect all Incremental Advances made on or prior to the First Amendment Effective Date, such updated schedule being attached to the First Amendment to Second Amended and Restated SPA. As of the First Amendment Effective Date, the Gotham Purchasers and the Borrowers acknowledge and agree that the Committed Amount did not equal or exceed $50,000,000 during the Commitment Period.”

(d) The Purchasers, Collateral Agent, Company, Borrowers and other Credit Parties hereby agree that, notwithstanding anything to the contrary in any Operative Document, the advances made by certain Purchasers on the First Amendment Effective Date are “Incremental Advances”, and the First Amendment Effective Date is an “Incremental Funding Date”, in each case for all purposes under the Operative Documents.

(e) The Collateral Agent and Borrowers previously entered into an agreement regarding the Interest Escrow Agreement, dated March 27, 2020 (the “Original Escrow Agreement”). Pursuant to the Original Escrow Agreement, Borrowers were to place immediately available funds in an amount equal to $5,000,000 (the “Interest Escrow Deposit”) on the Restatement Closing Date in the Company’s existing account with Western Alliance Bank, specifically, account number ending in x0089. The Purchasers and Collateral Agent hereby waive the Interest Escrow Deposit requirement in its entirety.

(f) Exhibit A-3 (Form of Incremental Note) to the Existing Purchase Agreement is hereby replaced in its entirety with the Form of Incremental Note attached hereto as Exhibit A-3.

3.Conditions to Effectiveness of Amendment. The amendments to the Existing Purchase Agreement in this Amendment shall be effective as of the First Amendment Effective Date subject to the satisfaction of each of the following conditions:

(a)The Purchasers shall have received this Amendment, duly executed by the Credit Parties, the Purchasers and the Collateral Agent duly executed by the Borrowers, the Purchasers and the Collateral Agent.

(b) All conditions set forth in Section 4.5 shall have been satisfied or waived, and any updates to schedules required under Section 4.5(e) are attached as Exhibit B to this First Amendment to Second Amended and Restated SPA (which attachment includes the updated Schedule 1.1(d)).

(c) As of the First Amendment Effective Date,

2

(i) no Default or Event of Default shall have occurred and be continuing;

(ii) the representations and warranties of the Credit Parties contained in ARTICLE V of the Purchase Agreement and in the other Operative Documents shall be true and correct as of the First Amendment Effective Date as if made on the First Amendment Effective Date (except to the extent expressly made as of a prior date (other than the Closing Date, which shall be read to be the First Amendment Effective Date), in which case such representations and warranties shall be true and correct as of such earlier date), with updated qualifications and exceptions to such representations and warranties as of the First Amendment Effective Date being disclosed to the Purchasers in the form of updated Schedules to the Purchase Agreement attached hereto as Exhibit B; and

(iii) each Credit Party shall have performed and complied with all of the terms, covenants, agreements and conditions to be performed or complied with by it on or prior to the First Amendment Effective Date (other than any failure to perform or comply with such terms, covenants, agreements and conditions which the Purchasers have waived in writing).

4. Survival and Reaffirmation. By execution hereof, the Company, the Borrower and each other Credit Party respectively agrees as follows:

(a) That, except as herein modified or amended, all terms, conditions, covenants, representations and warranties contained in the Operative Documents, as amended, shall remain in full force and effect, and that each of the undersigned hereby acknowledges this Amendment.

(b) That the liability of the Borrowers and each other Credit Party howsoever arising or provided for in the Existing Purchase Agreement, the Notes and the other Operative Documents, as hereby modified or amended, is hereby reaffirmed.

(c) That this Amendment does not constitute nor should it be construed as a waiver of any current or future defaults of either Borrower or any other Credit Party under any Operative Document, including without limitation, defaults of any financial covenants (as amended hereby) to be maintained by the Credit Parties, or of any Holder’s right to enforce all of its rights and remedies whether now or in the future.

5. Reaffirmation of Guaranty. By signing this Amendment, the Company and each Guarantor hereby extends, reaffirms, ratifies and confirms its guaranty of the Obligations (each is a “Guaranty”) in its entirety and hereby ratifies and confirms that: (a) such Guaranty and all other Operative Documents remain in full force and effect in accordance with its terms; (b) there are no defenses, setoffs or counterclaims with respect thereto; and (c) such Guaranty continues to guaranty the Obligations of the Borrowers under the Operative Documents in accordance with its terms.

6. Representations and Warranties of the Credit Parties. The Borrowers and each other Credit Party hereby represents and warrants to the Purchasers as follows:

(a) No default, Event of Default or event of acceleration under any Operative Document, as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default, an Event of Default or event of acceleration under any Operative Document, as modified herein, has occurred and is continuing.

(b) There has been no material adverse change in the financial condition of the Credit Parties, taken as a whole, or any other person whose financial statement has been delivered to Purchasers in connection with the Obligations from the most recent financial statements received by Purchasers.

3

(c) None of the Credit Parties has any claims, counterclaims, defenses or set-offs with respect to the Obligations or any other Operative Document, as modified herein.

(d) The Operative Documents, as modified herein, are the legal, valid and binding obligations of the Borrowers and each other Credit Party, as applicable, enforceable against such party in accordance with their terms.

7. Operative Document. This Amendment is for all purposes an “Operative Document” as defined in the Purchase Agreement, and all references to the “Agreement” in the Purchase Agreement shall include and incorporate this Amendment, as applicable.

8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[SIGNATURE PAGE FOLLOWS]

4

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

COMPANY AND BORROWERS:

MedMen Enterprises Inc.		MM CAN USA, Inc.
a California corporation,
its Manager

By:	/s/ Zeeshan Hyder”	By:	/s/ Zeeshan Hyder
Name:	Zeeshan Hyder	Name:	Zeeshan Hyder
Its:	CFO	Its:	CFO

OTHER CREDIT PARTIES:

MM Enterprises USA, LLC		MMOF Vegas, LLC
a Delaware limited liability company		a Nevada limited liability company

By:	MM CAN USA, Inc.,	By:	MM Enterprises USA, LLC,
a California corporation,		Its Sole Member
its Manager
		By:	MM CAN USA, Inc.,
a California corporation,
its Manager

By:	/s/ Zeeshan Hyder	By:	/s/ Zeeshan Hyder
Name:	Zeeshan Hyder	Name:	Zeeshan Hyder
Its:	CFO	Its:	CFO

MMOF Vegas Retail, Inc.		MMOF Fremont Retail, Inc.
a Nevada corporation		a Nevada corporation

By:	/s/ Zeeshan Hyder	By:	/s/ Zeeshan Hyder
Name:	Zeeshan Hyder	Name:	Zeeshan Hyder
Its:	CFO	Its:	CFO

MMOF Fremont, LLC
a Nevada limited liability company

By:	MM Enterprises USA, LLC,
Its Sole Member

By:	MM CAN USA, Inc.,
a California corporation,
its Manager

By:	/s/ Zeeshan Hyder
Name:	Zeeshan Hyder
Its:	CFO

[signatures continue on following pages]

5

MMNV2 Holdings I, LLC		Desert Hot Springs Green Horizons, Inc.
a Nevada limited liability company		a California corporation

By:	MM Enterprises USA, LLC,	By:	/s/ Zeeshan Hyder
Its Sole Member		Name:	Zeeshan Hyder
		Its:	CFO
By:	MM CAN USA, Inc.,
a California corporation,		NVGN RE Holdings, LLC
its Manager		a Nevada limited liability company

		By:	MM Enterprises USA, LLC,
By:	/s/ Zeeshan Hyder	Its Sole Member
Name:	Zeeshan Hyder
Its:	CFO	By:	MM CAN USA, Inc.,
a California corporation,
MMNV2 Holdings V, LLC		its Manager
a Nevada limited liability company
		By:	/s/ Zeeshan Hyder
By:	MM Enterprises USA, LLC,	Name:	Zeeshan Hyder
		Its:	CFO
Its Sole Member
MME Florida, LLC
a Florida limited liability company
By:	MM CAN USA, Inc.,
a California corporation,		By:	MM Enterprises USA, LLC,
Its Sole Member
its Manager
		By:	MM CAN USA, Inc.,
By:	/s/ Zeeshan Hyder	a California corporation,
Name:	Zeeshan Hyder	its Manager
Its:	CFO
		By:	/s/ Zeeshan Hyder
Manlin DHS Development, LLC		Name:	Zeeshan Hyder
a Nevada limited liability company		Its:	CFO

By:	MM Enterprises USA, LLC,	MME Culver Retail, Inc.
Its Sole Member		a California corporation

By:	MM CAN USA, Inc.,	By:	/s/ Zeeshan Hyder
		Name:	Zeeshan Hyder
a California corporation,		Its:	CFO
its Manager

By:	/s/ Zeeshan Hyder
Name:	Zeeshan Hyder
Its:	CFO

[signatures continue on following pages]

6

MME MFDST, Inc.		MME Pasadena Retail, Inc.
a California corporation		a California corporation

By:	/s/ Zeeshan Hyder	By:	/s/ Zeeshan Hyder
Name:	Zeeshan Hyder	Name:	Zeeshan Hyder
Its:	CFO	Its:	CFO

MME GNTX, LLC		Medmen South Lake Tahoe, LLC
a California limited liability company		a California limited liability company

By:	MM Enterprises USA, LLC,	By:	MM Enterprises USA, LLC,
Its Sole Member		Its Sole Member

By:	MM CAN USA, Inc.,	By:	MM CAN USA, Inc.,
a California corporation,		a California corporation,
its Manager		its Manager

By:	/s/ Zeeshan Hyder	By:	/s/ Zeeshan Hyder
Name:	Zeeshan Hyder	Name:	Zeeshan Hyder
Its:	CFO	Its:	CFO

ICH California Holdings Ltd.		Sure Felt LLC
a California corporation		a California limited liability company

By:	/s/ Zeeshan Hyder	By:	MM Enterprises USA, LLC,
Name:	Zeeshan Hyder	Its Sole Member
Its:	CFO
		By:	MM CAN USA, Inc.,
Rochambeau, Inc.		a California corporation,
a California corporation		its Manager

By:	/s/ Zeeshan Hyder	By:	/s/ Zeeshan Hyder
Name:	Zeeshan Hyder	Name:	Zeeshan Hyder
Its:	CFO	Its:	CFO

MME Mountain View, Inc.		The Source Santa Ana
a California corporation		a California corporation

By:	/s/ Zeeshan Hyder	By:	/s/ Zeeshan Hyder
Name:	Zeeshan Hyder	Name:	Zeeshan Hyder
Its:	CFO	Its:	CFO

[signatures continue on following pages]

7

MMOF Santa Monica, Inc.		MILKMAN, LLC
a California corporation
		By:	MM Enterprises USA, LLC,
By:	/s/ Zeeshan Hyder	Its Sole Member
Name:	Zeeshan Hyder
Its:	CFO	By:	MM CAN USA, Inc.,
a California corporation,
MMOF SM, LLC		its Manager
a California limited liability company
		By:	/s/ Zeeshan Hyder
By:	MM Enterprises USA, LLC,	Name:	Zeeshan Hyder
Its Sole Member		Its:	CFO

By:	MM CAN USA, Inc.,	OMAHA MANAGEMENT SERVICES, LLC
a California corporation,
its Manager		By:	MM Enterprises USA, LLC,
Its Sole Member
By:	/s/ Zeeshan Hyder
Name:	Zeeshan Hyder	By:	MM CAN USA, Inc.,
Its:	CFO	a California corporation,
its Manager

MATTnJEREMY, INC.

By:	/s/ Zeeshan Hyder	By:	/s/ Zeeshan Hyder
Name:	Zeeshan Hyder	Name:	Zeeshan Hyder
Its:	CFO	Its:	CFO

PHARMACANN VIRGINIA, LLC		EBA HOLDINGS, INC.

By:	MM Enterprises USA, LLC,	By:	/s/ Zeeshan Hyder
Its Sole Member		Name:	Zeeshan Hyder
		Its:	CFO
By:	MM CAN USA, Inc.,
FUTURE TRANSACTIONS HOLDINGS LLC
By:	/s/ Zeeshan Hyder
Name:	Zeeshan Hyder	By:	MM Enterprises USA, LLC,
Its:	CFO	Its Sole Member

		By:	MM CAN USA, Inc.,
a California corporation,
its Manager

		By:	/s/ Zeeshan Hyder
		Name:	Zeeshan Hyder
		Its:	CFO

8

HOLDERS / PURCHASERS:

GOTHAM GREEN FUND 1, L.P. GOTHAM FREEN FUND 1 (Q), L.P.		PURA VIDA MASTER FUND, LTD.

By:	Gotham Green GP1, LLC,	By:	Pura Vida Investments, LLC,
	its general partner		its Investment Manager

By:	/s/Jason Adler	By:	/s/ Efrem Kamen
Name:	Jason Adler	Name:	Efrem Kamen
Title:	Managing Member	Title:	Managing Member

GOTHAM GREEN FUND II, L.P.		PURA VIDA PRO SPECIAL
GOTHAM GREEN FUND II (Q), L.P.		OPPORTUNITY MASTER FUND, LTD.

By:	Gotham Green GP II, LLC,	By:	Pura Vida Investments, LLC,
	its general partner		its Investment Manager

By:	/s/Jason Adler	By:	/s/ Efrem Kamen
Name:	Jason Adler	Name:	Efrem Kamen
Title:	Managing Member	Title:	Managing Member

GOTHAM GREEN PARTNERS SPV IV, L.P.		GOTHAM GREEN PARTNERS SPV VI, L.P.

By:	Gotham Green Partners SPV IV GP,	By:	Gotham Green Partners SPV VI GP,
LLC, its general partner			LLC, its general partner

By:	/s/Jason Adler	By:	/s/Jason Adler
Name:	Jason Adler	Name:	Jason Adler
Title:	Managing Member	Title:	Managing Member

PARALLAX MASTER FUND, L.P.

By:	Parallax Volatility Advisers, L.P.,
its attorney in fact/investment adviser

By:	/s/ “William Bartlett
Name:	William Bartlett
Title:	CEO

Acknowledged and Agreed to by:

COLLATERAL AGENT:

GOTHAM GREEN ADMIN 1, LLC

By:	/s/Jason Adler
Name:	Jason Adler
Title:	Managing Member

9

EXHIBIT A-3

Form of Incremental Note

See attached.

10

Form of Incremental Note

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [●], 20 .1

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND THE SECURITIES REPRESENTED HEREBY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (1) RULE 144 THEREUNDER, IF AVAILABLE, OR (2) 144A THEREUNDER, IF AVAILABLE, AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, OR (D) WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT, IN THE CASE OF (C)(1) AND (D) ABOVE, AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY IS PROVIDED TO THE EFFECT THAT SUCH TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE US. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

MEDMEN ENTERPRISES INC. MM CAN USA, INC.

SENIOR SECURED CONVERTIBLE NOTE

Tranche Incr.-[●]	Date: [●], 20

ARTICLE 1

PRINCIPAL AND INTEREST

1.1 Promise to Pay

FOR VALUE RECEIVED, the undersigned, MEDMEN ENTERPRISES INC., a corporation incorporated under the laws of the Province of British Columbia (the “Company”), and MM CAN USA, INC., a California corporation (the “US Borrower” and, with the Company, collectively, the “Borrowers”, and each a “Borrower”)2, jointly and severally, each hereby acknowledges itself indebted to and promises to pay to the order of [●], a [●], and its successors and permitted assigns (the “Holder” or “Purchaser”) on the earlier of (the “Maturity Date”) (a) the later of (i) the three (3) year anniversary of the Closing Date (the “Initial Maturity Date”), and (ii) the date that is twelve (12) months after the three (3) year anniversary of the Closing Date, if extended by the Borrowers in accordance with Section 3.2(a) hereof (the “Extended Maturity Date”), and (b) such earlier date as the Principal Amount (as hereinafter defined) may become payable in accordance with the provisions of this senior secured convertible note (this “Note”), the principal amount of $[●]3 in lawful money of the United States (together with all

____________

1 Insert date that is four months and one day after issuance.

2 Insert any new borrowers joined to the Securities Purchase Agreement since the Closing Date.

3 Insert the sum of the Incremental Advance made by Holder of this Note plus the Restatement Fee allocated to the Holder with respect to such Incremental Advance.

11

Interest accrued and paid in kind under Section 3.3(a), collectively, the “Principal Amount”) and to accrue interest (“Interest”) on the Principal Amount outstanding from time to time at the Applicable Interest Rate (as hereinafter defined) until the Principal Amount of the Note is repaid in full in accordance with its terms.

The Borrowers shall pay Interest in accordance with Section 3.3. Any Obligations (as defined in the Securities Purchase Agreement, defined below) arising out of this Note, including without limitation the Principal Amount and the Interest, shall be referred to herein as the “Obligations”. The Holder acknowledges that this Note is one of a series ofnotes of substantially similar terms and conditions (collectively, the “Notes”) issued by the Borrowers to the Holder and other holders (such holders with the Holder, collectively, the “Holders”) under the terms of the Securities Purchase Agreement.

ARTICLE 2

INTERPRETATION AND GENERAL PROVISIONS

2.1 Interpretation

Capitalized terms used herein without definition shall have the meaning ascribed thereto in the Second Amended and Restated Securities Purchase Agreement dated July 2, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”) among the Holders, the Borrowers, the other Credit Parties party thereto and the Collateral Agent providing for, inter alia, the purchase of this Note by the Holder.

2.2 Plurality and Gender

Words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine and neuter genders and vice versa and words importing Persons shall include firms and corporations and vice versa.

2.3 Headings, etc.

The division of this Note into Articles, Sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Note.

2.4 Day Not a Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day.

2.5 Currency

Any reference in this Note to “Dollars”, “dollars” or the sign “$” shall be deemed to be a reference to lawful money of the United States.

12

ARTICLE 3

PAYMENT OF PRINCIPAL AND INTEREST

3.1 The Obligations shall be due and payable without deduction or withholding for taxes of any kind or nature, except to the extent required by applicable law, immediately on the earlier of:

(a)	the Maturity Date; and

(b)	the occurrence and continuance of an Event of Default (as hereinafter defined).

3.2 Maturity Extensions.

(a)	The Borrowers have the right to extend the Initial Maturity Date by twelve (12) months at their sole option, provided that:

(i)	the Initial Maturity Date is extended with respect to all Notes then outstanding;

(ii)	the Borrowers notify the Holders in writing at least sixty (60) days prior to the Initial Maturity Date; and

(iii)	on or prior to the Initial Maturity Date the Borrowers pay to the Holders a fee equal to one percent (1.0%) of the principal amount outstanding under all Notes then outstanding by wire transfer of immediately available funds to the account(s) designated by the Holders.

3.3 Interest shall accrue at the Applicable Interest Rate and shall be calculated on the basis of the actual days elapsed in the period for which such Interest is to accrue and on the basis of a year of 360 days. The Borrowers shall pay Interest on each Interest Payment Date as follows:

(a)	Interest due on any Interest Payment Date prior to July 2, 2021 shall accrue and may, at Borrower’s option upon written notice to Holder, either (i) be added to the Principal Amount, with such amount accruing Interest as part of the Principal Amount of the Obligations, and such interest paid in kind shall be payable on the date that the remaining Principal Amount is due and payable pursuant thereto, or (ii) be paid in cash in arrears to the Holder, by wire transfer of immediately available funds to the account designated by Holder from time to time; and

(b)	Interest due on any Interest Payment Date on or after July 2, 2021 shall be paid as follows: (i) fifty percent (50%) of the Interest then due shall be paid in cash in arrears to the Holder, by wire transfer of immediately available funds to the account designated by Holder from time to time; and (ii) fifty percent (50%) of the Interest then due shall be added to the Principal Amount, with such amount accruing Interest as part of the Principal Amount of the Obligations, and such interest paid in kind shall be payable on the date that the remaining Principal Amount is due and payable pursuant thereto.

(c)

Notwithstanding Sections 3.3(a)-(b), if Code Section 280E reform is enacted with respect to the cannabis industry in a manner that would eliminate the additional tax burden placed on the Company and its Affiliates, then, effective immediately on the date any such reform goes into effect, (x) the Borrower shall not be permitted to pay Interest in kind by adding such Interest to the Principal Amount, and (y) Borrower shall pay all Interest accruing on and after such date in cash, as it becomes due hereunder.

13

3.4 For purposes of this Note, the following terms shall have the definitions set forth in this Section 3.4:

(a)	“Applicable Interest Rate” means, as of any date, LIBOR plus six percent (6.0%) per annum.

(b)	“Interest Payment Date” means the last Business Day of each month, with the first Interest Payment Date occurring on [●].4

(c)	“Interest Period” means, with respect to periods in which clause (ii) of the definition of LIBOR applies, the period beginning on the day after the applicable Interest Payment Date and ending on the next Interest Payment Date.

(d)	“LIBOR” means the greater of (i) 2.5% and (ii) for any Interest Period, the rate equal to the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other Person that takes over the administration of such rate), as published by Reuters (or any other commercially available source providing quotations of such rate as designated by the Holder from time to time) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; provided, that in no event shall such rate be less than zero or exceed four percent (4.0%); and provided further, that if a rate determined under clause (ii) is not available at such time for such Interest Period, the parties will work in good faith to agree upon an alternative floating rate.

ARTICLE 4

CONVERSION

4.1 Optional Conversion Right

The Holder has the right (the “Optional Conversion Right”), from time to time, subject to Section 4.7 (if applicable), and at any time on or prior to 5:00 p.m. (Toronto time) on the earlier of the Business Day immediately preceding (i) the Maturity Date and (ii) the date fixed for redemption of this Note in accordance with terms hereof, to convert all or any portion of the outstanding Principal Amount plus, at the Holder’s option, all accrued and unpaid Interest with respect to such Principal Amount and any unpaid fees, into Class B Subordinate Voting Shares of the Company (the “Shares”), at a price equal to $[●]5 per Share (the “Conversion Price”).

4.2 Exercise of Optional Conversion Right

Subject to Section 4.7, the Optional Conversion Right may be exercised by the Purchaser by completing and signing a notice of conversion in a form reasonably acceptable to the Company and the Purchaser (the “Optional Conversion Notice”) and delivering the Optional Conversion Notice and this Note to the Borrowers. The Optional Conversion Notice shall provide that the Optional Conversion Right is being exercised, shall specify the amount being converted, and shall set out the date (the “Optional Conversion Issue Date”) on which Shares are to be issued upon the exercise of the Optional Conversion Right (such date to be no earlier than five (5) Business Days and no later than ten (10) Business Days after the day on

___________

4 Insert last Business Day of the month in which the Note is issued.

5 For the first Incremetnal Advance, insert $0.26. For all other Incremental Advances, insert the Restatement Conversion Price (as defined in the Securities Purchase Agreement) for the relevant Incremental Advance.

14

which the Optional Conversion Notice is delivered to the Borrowers). The conversion shall be deemed to have been effected immediately prior to the close of business on the Optional Conversion Issue Date and the Shares issuable upon conversion shall be deemed to be issued as fully paid and non-assessable at such time. Within ten (10) Business Days after the Optional Conversion Issue Date, a certificate or other evidence of ownership for the required number of Shares shall be issued to the Purchaser. If less than all of the Principal Amount of this Note is the subject of the Optional Conversion Right, then within ten (10) Business Days after the Optional Conversion Issue Date, the Borrowers shall deliver to the Purchaser a replacement Note in the form hereof in the principal amount of the unconverted principal balance hereof and any unconverted portion of any accrued and unpaid Interest and fees, and this Note shall be cancelled. If the Optional Conversion Right is being exercised in respect of the entire Principal Amount of this Note (and, if applicable, all accrued and unpaid Interest and fees), this Note shall be cancelled.

4.3 [Reserved.]

4.4 [Reserved.]

4.5 Adjustment of Conversion Price

The Conversion Price in effect at any date shall be subject to adjustment from time to time as follows:

(a)	If and whenever at any time prior to the Maturity Date, the Company shall:

	(i)	subdivide or redivide the outstanding Shares into a greater number of Shares;

	(ii)	reduce, combine or consolidate the outstanding Shares into a smaller number of Shares;

	(iii)	issue Shares (or securities convertible into or exchangeable for Shares) to the holders of all or substantially all of the outstanding Shares by way of stock dividend; or

	(iv)	make a distribution on its outstanding Shares payable in Shares or securities exchangeable for or convertible into Shares,

the Conversion Price in effect on the effective date of such subdivision, redivision, reduction, combination or consolidation or on the record date for such issue of Shares (or securities convertible into or exchangeable for Shares) by way of a stock dividend or other distribution, as the case may be, shall, in the case of the events referred to in Sections 4.5(a)(i), (iii) and (iv) above, be decreased in proportion to the increase in the number of outstanding Shares resulting from such subdivision, redivision or dividend (including, in the case where securities convertible into or exchangeable for Shares are issued, the number of Shares that would have been outstanding had such securities been converted into or exchanged for Shares on such effective or record date) or shall, in the case of the events referred to in Section 4.5(a)(ii) above, be increased in proportion to the decrease in the number of outstanding Shares resulting from such reduction, combination or consolidation on such effective or record date. Such adjustment shall be made successively whenever any event referred to in this Section 4.5(a) shall occur. Any such issue of Shares (or securities convertible into or exchangeable for Shares) by way of a stock dividend or other distribution shall be deemed to have been made on the record date for the stock dividend or other distribution for the purpose of calculating the number of outstanding Shares under

15

Sections 4.5(b) and (g); to the extent that any such securities are not converted into or exchanged for Shares prior to the expiration of the conversion or exchange right, the Conversion Price shall be readjusted effective as at the date of such expiration to the Conversion Price which would then be in effect based upon the number of Shares actually issued on the exercise of such conversion or exchange right.

(b)	If and whenever at any time prior to the Maturity Date, the Company shall fix a record date for the issuance of rights, options or warrants to all or substantially all the holders of its outstanding Shares entitling them, for a period expiring not more than forty-five (45) days after such date of issue (such period from the record date to the date of expiry being referred to in this Section 4.5(b) as the “Rights Period”), to subscribe for or purchase Shares (or securities convertible into or exchangeable for Shares) (such subscription price per Share (inclusive of any cost of acquisition of securities exchangeable for or convertible into Shares in addition to any direct cost of Shares) being referred to in this Section 4.5(b) as the “Per Share Cost”), the Borrowers shall give written notice to the Purchaser with respect thereto (any of such events herein referred to as a “Rights Offering”), and the Purchaser shall have fifteen (15) days after receipt of such notice (but prior to the Maturity Date or the date fixed for redemption of this Note) to elect to convert any or all of the Principal Amount of this Note into Shares at the then applicable Conversion Price and otherwise on terms and conditions set out in this Note. If the Purchaser validly elects to convert any or all of the Principal Amount of this Note, such conversion shall occur immediately prior to the record date for the issuance of such rights, options or warrants. If the Purchaser elects not to convert any of the Principal Amount of this Note, there shall continue to be an adjustment to the Conversion Price as a result of the issuance of such rights, options or warrants, in the manner hereinafter provided. The Conversion Price will be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Conversion Price in effect immediately prior to the end of the Rights Period by a fraction:

(i)	the numerator of which is the aggregate of:

(A)	the number of Shares outstanding as of the record date for the Rights Offering; and

(B)	the number determined by dividing the product of the Per Share Cost and:

1.	where the event giving rise to the application of this Section 4.5(b) was the issue of rights, options or warrants to the holders of Shares under which such holders are entitled to subscribe for or purchase additional Shares, the number of Shares so subscribed for or purchased during the Rights Period, or

2.	where the event giving rise to the application of this Section 4.5(b) was the issue of rights, options or warrants to the holders of Shares under which such holders are entitled to subscribe for or purchase securities exchangeable for or convertible into Shares, the number of Shares for which those securities so subscribed for or purchased during the Rights Period could have been exchanged or into which they could have been converted during the Rights Period,

16

by the trading price of the Shares on the Canadian Securities Exchange (or such other recognized stock exchange or quotation on which the Shares are listed for trading) (the “Current Market Price”) as of the record date for the Rights Offering; and

(ii)	the denominator of which is:

(A)	in the case described in subparagraph 4.5(b)(i)(B)(1), the number of Shares outstanding, or

(B)	in the case described in subparagraph 4.5(b)(i)(B)(2), the number of Shares that would be outstanding if all the Shares described in subparagraph 4.5(b)(i)(B)(2) had been issued,

as at the end of the Rights Period.

(c)	Any Shares owned by or held for the account of the Company or any subsidiary (as defined in the Securities Act (British Columbia)) of the Company will be deemed not to be outstanding for the purpose of any such computation.

(d)	If by the terms of the rights, options or warrants referred to in Section 4.5(b), there is more than one purchase, conversion or exchange price per Share, the aggregate price of the total number of additional Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible securities so offered, will be calculated for purposes of the adjustment on the basis of:

(1)	the lowest purchase, conversion or exchange price per Share, as the case may be, if such price is applicable to all Shares which are subject to the rights, options or warrants, and

(2)	the average purchase, conversion or exchange price per Share, as the case may be, if the applicable price is determined by reference to the number of Shares acquired.

(e)	To the extent that any adjustment in the Conversion Price occurs pursuant to Section 4.5(b) as a result of the fixing by the Company of a record date for the distribution of rights, options or warrants referred to in Section 4.5(b), the Conversion Price will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Conversion Price which would then be in effect based upon the number of Shares actually issued and remaining issuable after such expiration, and will be further readjusted in such manner upon expiration of any further such right.

(f)	[Intentionally Omitted].

17

(g)

If and whenever at any time prior to the Maturity Date, the Company shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Shares of (i) shares of any class other than Shares (or other than securities convertible into or exchangeable for Shares), or (ii) rights, options or warrants (other than rights, options or warrants referred to in Section 4.5(b)), or (iii) evidences of its indebtedness, or (iv) assets (in each case, other than dividends paid in the ordinary course) then, in each such case, the Borrowers shall give written notice to the Purchaser with respect thereto, and the Purchaser shall have fifteen (15) days after receipt of such notice to elect to convert any or all of the Principal Amount of this Note into Shares at the then applicable Conversion Price and otherwise on terms and conditions set out in this Note. If the Purchaser elects to convert any or all of the Principal Amount of this Note, such conversion shall occur immediately prior to the record date for the making of such distribution. If the Purchaser elects not to convert any of the Principal Amount of this Note, there shall continue to be an adjustment to the Conversion Price as a result of the making of such distribution (herein referred to as a “Special Distribution”), determined in the manner hereafter set out in Section 4.5(h). In this Section 4.5(g) the term “dividends paid in the ordinary course” shall include the value of any securities or other property or assets distributed in lieu of cash dividends paid in the ordinary course at the option of shareholders.

(h)	In circumstances described in Section 4.5(g), the Conversion Price will be adjusted effective immediately after such record date to a price determined by multiplying the Conversion Price in effect on such record date by a fraction:

(1)	the numerator of which is:

(A)	the product of the number of Shares outstanding on such record date and the Current Market Price of the Shares on such record date; less

(B)	the aggregate fair market value (as determined by action by the directors of the Company, acting reasonably) to the holders of the Shares of such securities or property or other assets so issued or distributed in the Special Distribution; and

(2)	the denominator of which is the number of Shares outstanding on such record date multiplied by the Current Market Price of the Shares on such record date.

Any Shares owned by or held for the account of the Company or any subsidiary (as defined in the Securities Act (British Columbia)) of the Company will be deemed not to be outstanding for the purpose of any such computation.

(i)	[Intentionally Omitted]

(j)	In the case of any reclassification of, or other change in, the outstanding Shares (other than a change referred to in Section 4.5(a), Section 4.5(b), or Section 4.5(g) or hereof), the Conversion Price shall be adjusted in such manner, if any, and at such time, as the Board of Directors of the Company determines to be appropriate on a basis consistent with the intent of this Section 4.5; provided that if at any time a dispute arises with respect to adjustments provided for in this Section 4.5(j), such dispute will be conclusively determined by the auditors of the Borrowers or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action by the directors of the Company, acting reasonably, and any such determination will be binding on the Borrowers and the Purchaser.

18

(k)	The Borrowers will provide such auditors or accountants with access to all necessary records of the Borrowers. If and whenever at any time after the date hereof there is a reclassification or redesignation of the Shares outstanding at any time or change of the Shares into other shares or into other securities (other than as set out in Section 4.5(a), (b), (g) or (i)), or a consolidation, amalgamation or merger of the Company with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification or redesignation of the outstanding Shares or a change of the Shares into other shares and other than as set forth in Section 4.5(a) or a transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a “Capital Reorganization”), the Purchaser, upon the exercising of the Optional Conversion Right, after the effective date of such Capital Reorganization, will be entitled to receive in lieu of the number of Shares to which the Purchaser was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property, if any, which the Purchaser would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Purchaser had been the registered holder of the number of Shares to which such Purchaser was theretofore entitled upon exercise of the Optional Conversion Right. If determined appropriate by action of the directors of the Company, appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Section 4.5 with respect to the rights and interests thereafter of the Purchaser to the end that the provisions set forth in this Section 4.5 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the exercise of the Optional Conversion Right. Any such adjustment must be made by and set forth in an amendment to this Note approved by action by the directors of the Company, acting reasonably, and will for all purposes be conclusively deemed to be an appropriate adjustment.

(l)	In any case in which this Section 4.5 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Company may defer, until the occurrence of such event, issuing to the Purchaser before the occurrence of such event, the additional Shares issuable upon such conversion by reason of the adjustment required by such event before giving effect to such adjustment; provided, however, that the Borrowers shall deliver to the Purchaser an appropriate instrument evidencing the Purchaser’s right to receive such additional Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Shares declared in favour of holders of record of Shares on and after the Issue Date or such later date as the Purchaser would, but for the provisions of this Section 4.5(l), have become the holder of such additional Shares pursuant to this Section 4.5.

(m)

The adjustments provided for in this Section 4.5 are cumulative and shall apply to successive subdivisions, redivisions, reductions, combinations, consolidations, distributions, issues or other event resulting in any adjustment under the provisions of this Section, provided that, notwithstanding any other provision of this Section, no adjustment of the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price then in effect; provided, however, that any adjustments which by reason of this Section 4.5(m) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

19

(n)	The Conversion Price with respect to the Principal Amount (for the avoidance of doubt, including (without duplication) any interest paid in kind with respect to such principal under Section 3.3(a) above) is subject to further adjustment in accordance with Section 8.22 of the Securities Purchase Agreement. To the extent there is any conflict between the terms of this Section 4.5 and Section 8.22 of the Securities Purchase Agreement (including related changes to Schedule 1.1(d) to the Securities Purchase Agreement), such Section 8.22 and Schedule 1.1(d) shall control.

No Conversion Price adjustment will be made to the extent that the Company makes an equivalent distribution to holders of Notes in respect of such Notes. No adjustment to the Conversion Price will be made for distributions or dividends on Shares issuable upon conversion of Notes that have been surrendered for conversion, provided that holders converting their Notes shall be entitled to receive, in addition to the applicable number of Shares, accrued and unpaid interest payable in cash from, and including, the most recent interest payment date to, but excluding, the date of conversion.

4.6 Legend; Transfer Restrictions

(a)	Any certificates or other evidence of ownership representing Shares issued upon conversion of this Note prior to the date that is four months and one day after the date of issue of this Note, and all certificates or other evidence of ownership issued in exchange or in substitution thereof shall bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [●] [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE DISTRIBUTION DATE OF THE NOTE].”

provided that at any time subsequent to the date which is four months after the date of issue of this Note, any certificate or other evidence of ownership representing any such Shares may be respectively exchanged for a certificate or other evidence bearing no such legend.

(b)	The Note and the Shares to be issued upon conversion of this Note have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States. “United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

(c)	Any Shares issued upon conversion of Note in the United States, or to or for the account or benefit of a U.S. person or a person in the United States, will be “restricted securities”, as defined in Rule 144(a)(3) under the U.S. Securities Act. The certificates or DRS statements representing such Shares, as well as all certificates or DRS statements issued in exchange or in substitution therefor, until such time as is no longer required under the applicable requirements of the U.S. Securities Act, or applicable state securities laws, will bear, on the face of such certificate or DRS statement, the following legends:

20

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.”

provided, that if the Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act (“Regulation S”) and such Shares were acquired at a time when the Company is a “foreign issuer” as defined in Regulation S, the legends set forth above in this Section 4.6(c) may be removed by providing a declaration to the registrar and transfer agent of the Company, as set forth in Appendix A attached hereto (or in such other form as the Company may prescribe from time to time); and provided, further, that, if the Shares are being sold otherwise than in accordance with Rule 904 of Regulation S and other than to the Company, the legends may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company that such legends are no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

(d)	Notwithstanding any provision to the contrary contained herein, no Shares will be issued pursuant to the conversion of any Note if the issuance of such securities would constitute a violation of the securities laws of any applicable jurisdiction, and the certificates or DRS statements evidencing the Shares thereby issued may bear such legend as may, in the opinion of legal counsel to the Company, be necessary in order to avoid a violation of any securities laws of any applicable jurisdiction or to comply with the requirements of any stock exchange on which the Shares of the Company are listed, provided that, at any time, in the opinion of legal counsel to the Company, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate or DRS statement, at that holder’s expense, provides the Company with evidence reasonably satisfactory in form and substance to the Company (which may include an opinion of legal counsel of recognized standing in form and substance reasonably satisfactory to the Company) to the effect that such holder is entitled to sell or otherwise transfer such Shares in a transaction in which such legends are not required, such legended certificate or DRS statement may thereafter be surrendered to the Company in exchange for a certificate or DRS statement which does not bear such legend.

21

4.7 Restriction on Conversion

Notwithstanding anything to the contrary herein or in any other Operative Document, neither the Borrowers nor the Holder shall convert any portion of the Principal Amount which constitutes the Restatement Fee portion of this Note (for the avoidance of doubt, excluding any interest paid in kind with respect to such principal under Section 3.3(a) above) into Shares until on or after [●]6.

ARTICLE 5

PREPAYMENT

5.1 No Early Redemption or Prepayment

Except pursuant to Sections 5.2 and 5.3, the Borrowers shall not be permitted to redeem or repay the Note prior to the Maturity Date without the prior written consent of the Holders holding more than fifty percent (50%) of the aggregate unpaid principal amount outstanding under the Notes.

5.2 Voluntary Prepayment

(a)	The Borrowers shall not repay, in whole or in part, any portion of the Principal Amount prior to the date that is eighteen (18) months after the Tranche 4 Funding Date (such period is the “No-Call Period”).

(b)	Subject to the rest of this Section 5.2, after the No-Call Period, from time to time the Borrowers may repay, in whole or in part, the then outstanding Principal Amount of this Note together with accrued and unpaid Interest and fees, provided that (i) the Company has notified the Purchasers in writing at least ninety (90) days prior to the proposed prepayment date (such ninety (90) day notice may be provided prior the expiration of the No-Call Period to enable a prepayment to occur at any time on or after the date that is eighteen (18) months after the Tranche 4 Funding Date, if the Purchasers have not otherwise restricted optional prepayment in accordance with the Operative Documents), (ii) no Event of Default exists on the date of such notice of prepayment or for the entire ninety (90) day period prior to the proposed prepayment date and (iii) the Borrowers pay the Applicable Premium at the time of such prepayment. For purposes of this Note, “Applicable Premium” means, with respect to any prepayment occurring before April 23, 2021 (if the Holder has consented in writing to such prepayment), five percent (5%) of the Principal Amount being repaid, and thereafter, three percent (3%) of the Principal Amount being repaid. Each notice of prepayment shall include the proposed prepayment date and the Principal Amount, interest, fees and Applicable Premium to be paid on such prepayment date. Such prepayment will be paid by wire transfer of immediately available funds to the account designated by the Holder.

___________

6 Insert first anniversary of issuance date. Replace Section 4.7 with “[Reserved]” for Incremental Notes issued to Pura Vida Master Fund, Ltd.

22

5.3 Change of Control

(a)	The Borrowers shall give written notice to the Purchaser of any Change of Control at least thirty (30) days or, if the Borrowers become aware that a Change of Control may occur in less than thirty (30) days, as soon as reasonably possible prior to the effective date of any such Change of Control (the “Change of Control Notice”) and another written notice on or as soon as reasonably practicable after the effective date of such Change of Control (the “Change of Control Closing Notice”).

(b)	After receipt of a Change of Control Notice, the Holder shall, in its sole discretion, have the right to require the Borrowers to prepay all Obligations then outstanding under this Note, plus five percent (5%) of the Principal Amount being repaid. The Holder may require such prepayment to be completed concurrently with the closing of the Change of Control. Alternatively, the Holder may, in its sole discretion, elect to convert all or any portion of the Obligations hereunder in accordance with Section 4.1, in which case any such portion converted will, for certainty, not be subject to repayment or any premium thereon.

ARTICLE 6

SECURITY

6.1 As security for the Obligations under this Note, each Borrower shall grant to the Collateral Agent, for the benefit of the Holder, a first priority security interest over all of such Borrower’s present and after acquired assets and property in which such Borrower has rights, of whatsoever nature or kind and wherever situated, save and except property specifically excluded in the Securities Purchase Agreement or any security or pledge agreement granted by such Borrower to the Collateral Agent, for the benefit of the Holder, which shall rank pari passu between and among the Holders (the “Security Interest”). The Security Interest shall be evidenced by one or more security or pledge agreements entered into between each Borrower and the Holder.

6.2 This Note is entitled to and shall have the benefit of a cross guarantee by each Borrower and a guaranty by each Subsidiary (collectively, the “Guarantors”), of all of the Obligations of the Borrowers to the Purchaser under or in connection with this Note in favour of the Purchaser dated as of the date of this Note (the “Guarantees”). As security for such Obligations under the Guarantees, each Guarantor shall grant in favour of the Collateral Agent, for the benefit of the Holder, a first priority security interest over all of such Guarantor’s present and after acquired assets and property in which such Guarantor has rights, of whatsoever nature or kind and wherever situated, save and except property specifically excluded in the Securities Purchase Agreement or any security or pledge agreement granted by such Guarantor to the Collateral Agent, for the benefit of the Holder, which shall rank pari passu between and among the Holders. The security granted to the Collateral Agent, for the benefit of the Holder, by each of the Guarantors shall be evidenced by one or more security agreements entered into between the Guarantors and the Holder.

23

ARTICLE 7

EVENTS OF DEFAULT

7.1 The occurrence of an “Event of Default” under the Securities Purchase Agreement shall constitute an event of default (“Event of Default”) hereunder.

7.2 Upon and during the continuation of an Event of Default, the Interest Rate shall increase by three percent (3%) per annum, and the Holder shall be entitled to all of the rights and remedies set forth in the Securities Purchase Agreement and available to it under applicable law.

ARTICLE 8

COVENANTS

8.1 Positive Covenants of the Company

So long as any Obligations remain unpaid, the Company shall perform the covenants and actions as set forth in, and in accordance with, the Securities Purchase Agreement.

8.2 Tax Treatment

For United States federal income tax purposes, the parties agree to treat the Notes as convertible debt instruments that are excepted from the contingent payment debt instrument rules of Treas. Reg. § 1.1275- 4. The parties shall file all federal income tax returns and reports in a consistent manner unless otherwise required pursuant to a final “determination” within the meaning of Section 1313 of the Internal Revenue Code of 1986, as amended.

ARTICLE 9

GENERAL MATTERS

9.1 Amalgamation

The Borrowers acknowledge that if, to the extent permitted under the Securities Purchase Agreement, either Borrower amalgamates or merges with any other Person (a) the term“Company” or “U.S. Borrower”, where used herein shall extend to and include the applicable amalgamated or surviving Person, and (b) the term,“Obligations”, where used herein shall extend to and include the Obligations of the Borrowers and the amalgamated Person.

9.2 No Modification or Waiver

No modification, variation or amendment of any provision of this Note shall be made without the prior written consent of Holders holding more than fifty percent (50%) of the aggregate unpaid principal amount outstanding under the Notes. The Holder shall not, by any act, delay, omission or otherwise, be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and executed by an authorized officer of the Holder. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by the Holder of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which the Holder would otherwise have on any future occasion, whether similar in kind or otherwise.

24

9.3 Entire Agreement

This Note together with the Securities Purchase Agreement and the other Operative Documents constitute the entire agreement between the parties and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties with respect to the subject matter hereof. There are no other agreements between the parties in connection with the subject matter hereof except as specifically set forth or referred to herein or therein.

9.4 Notice to the Company and the Holder

Any notice to be given to the Borrowers or the Holder shall be in writing and shall be deemed to be validly given if such notice is delivered in accordance with Section 11.6 of the Securities Purchase Agreement.

9.5 Replacement of Note

If this Note shall become mutilated or be lost, stolen or destroyed and in the absence of notice that the Note has been acquired by a bona fide purchaser, the Borrowers shall issue a new Note upon surrender and cancellation of the mutilated Note, or, in the event that a Note is lost, stolen or destroyed, in lieu of and in substitution for the same, and the substituted Note shall be in the form hereof and the Holder shall be entitled to benefits hereof. In case of loss, theft or destruction, the Holder shall furnish to the Borrowers such evidence of such loss, theft or destruction as shall be satisfactory to the Borrowers in their discretion acting reasonably together with an indemnity in form and substance mutually acceptable to the Borrowers and the Holder, each acting reasonably. The applicant shall pay reasonable expenses incidental to the issuance of any such new Note.

9.6 Successors and Assigns

This Note shall inure to the benefit of the Holder and its successors and its permitted assigns and shall be binding upon the Borrowers and each of their successors and permitted assigns.

9.7 Assignment

No Party may assign its rights or benefits under this Note except that the Holder may assign all or any portion of its rights and benefits under this Note to any Person or Persons who may purchase all or part of this Note, subject to compliance with applicable securities laws and the Securities Purchase Agreement.

9.8 Registered Obligations

The Borrowers shall keep a “register” in which the Borrowers shall provide for the recordation of the name and address of, and the amount of outstanding principal and interest owing to, the Holder or its permitted assignees. The entries in the register shall be conclusive evidence of the amounts due and owing to the Holder or its permitted assignees in the absence of manifest error. The Borrowers, the Holder, and its successors and assigns shall treat each Person whose name is recorded in the register pursuant to the terms hereof as the Holder for all purposes. Notwithstanding anything to the contrary contained in this Note, the Note is a registered obligation and the right, title and interest of the Holder and its assignees in and to this Note shall be transferable only upon notation of such transfer in the register. This Section 9.88 shall be construed so that the Note is at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code, and any related regulations (and any other relevant or successor provisions of the Code or such regulations). The register shall be available for inspection by the Holder and its successors and permitted assignees at from time to time upon reasonable prior notice to the Borrowers.

25

9.9 Invalidity of Provisions

Each of the provisions contained in this Note is distinct and severable and a declaration of invalidity or unenforceability of any such provision by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof or thereof.

9.10 Governing Law

THIS NOTE AND EACH OTHER TRANSACTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

9.11 Maximum Rate of Interest

Notwithstanding any other provisions of this Note, if the amount of any interest, premium, fees or other monies or any rate of interest required to be paid under this Note or any other document entered into in connection with this Note would, but for this provision, contravene any applicable Law, then such amount or rate of interest shall be reduced to such maximum amount as would not contravene such provisions; and to the extent that any excess has been charged or received the Holder shall apply such excess against the outstanding Obligations and refund to the Borrowers any further excess amount.

9.12 Time of Essence

Time shall be of the essence of this Note and a forbearance by the Holder of the strict application of this provision shall not operate as a continuing or subsequent forbearance.

9.13 Waiver

Each Borrower hereby waives presentment, notice of dishonor, protest and notice of protest. No failure or delay by the Holder in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right exclude other further exercise thereof or the exercise of any other right.

9.14 Waiver of Trial by Jury

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS NOTE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY TRANSACTION AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY TO THIS NOTE HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS NOTE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 9.14 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

9.15 Obligations Joint and Several

All obligations of the Borrowers under this Note are joint and several.

[Signature Page Follows]

26

IN WITNESS WHEREOF, each Borrower has caused this Note to be executed by its duly authorized officer as of the date first written above.

MEDMEN ENTERPRISES INC.

Per:
Name:
Title:

MM CAN USA, INC.

Per:
Name:
Title:

ACCEPTED AND AGREED as of the date first written above by:

[________________]

Per:
Name:
Title:

27

APPENDIX A

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO: Registrar and transfer agent for the shares of MedMen Enterprises Inc. (the “Issuer”)

The undersigned (A) acknowledges that the sale of the _____________ Class B Subordinate Voting Share in the capital of the Issuer represented by certificate number , to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that (1) the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Issuer (except solely by virtue of being an officer or director of the Issuer) or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged in any directed selling efforts in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act); (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S under the U.S. Securities Act with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act. Unless otherwise specified, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated: _____________________

Signature of Individual (if Seller is an individual)

Authorized signatory signature (if Seller is not an indivi

Name of Seller (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (print print)

28

Afirmation by Seller’s Broker-Dealer

(Required for sales pursuant to Section (B)(2)(b) above)

We  have  read  the  representations  of  our  customer                                            (the “Seller”) contained in the foregoing Declaration for Removal of Legend, dated                             , 20 , with regard to the sale, for such Seller’s account, of                                   Class B Subordinate Voting   Shares   (the   “Securities”)   of   the   Issuer   represented   by   certificate   number                            . We have executed sales of the Securities pursuant to Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), on behalf of the Seller.  In that connection, we hereby represent to you as follows:

(1)	(no offer to sell Securities was made to a person in the United States;

(2)	the sale of the Securities was executed in, on or through the facilities of the Canadian Securities Exchange or another designated offshore securities market (as defined in Rule 902(b) of Regulation S under the U.S. Securities Act), and, to the best of our knowledge, the sale was not pre-arranged with a buyer in the United States;

(3)	no “directed selling efforts” were made in the United States by the undersigned, any affiliate of the undersigned, or any person acting on behalf of the undersigned; and

(4)	we have done no more than execute the order or orders to sell the Securities as agent for the Seller and will receive no more than the usual and customary broker’s commission that would be received by a person executing such transaction as agent.

For purposes of these representations: “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the undersigned; “directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Securities (including, but not be limited to, the solicitation of offers to purchase the Securities from persons in the United States); and “United States” means the United States of America, its territories or possessions, any State of the United States, and the District of Columbia.

Legal counsel to the Issuer shall be entitled to rely upon the representations, warranties and covenants contained herein to the same extent as if this affirmation had been addressed to them.

Name of Firm

Per:
Authorized Signatory

[End of Appendix A]

29